Equipointe Funds

Equipointe Growth and Income Fund

Supplement dated March 16, 2007

To Prospectus dated January 29, 2007

On March 14, 2007, the Board of Trustees of Equipointe Funds (the “Trust”) determined, based primarily upon the recommendations of Summit Wealth Management, Inc., the investment adviser to the Equipointe Growth and Income Fund (the "Fund"), to close the Fund and provide for its orderly dissolution.  Accordingly, the Trustees have authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about April 15, 2007.  Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.  Summit Wealth Management, Inc. has contractually agreed to reimburse the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.85% and 1.60% of the Fund’s average daily net assets for Investor Class and Institutional Class shares, respectively.  This reimbursement arrangement will continue through the date of liquidation.

As a result of these developments, the Fund is closed to new investors.  While undergoing an orderly liquidation, the Fund will invest in cash and cash equivalents and will not be pursuing its investment objective.

______________________________________

This supplement and the prospectus dated January 29, 2007 provide the information an investor ought to know and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated

January 29, 2007, which is incorporated herein by reference and can be obtained without charge by calling 1-800- 1-800-841-0380.